
                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Check the appropriate box:

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
     [ ] Preliminary proxy statement                  [ ]     Confidential, for use of the Commission only (as
                                                              permitted by Rule 14a-6(e)(2))
     [ ] Definitive proxy statement

     [X] Definitive additional materials

     [ ] Soliciting material under Rule 14a-12


                    U.S. REALTY PARTNERS LIMITED PARTNERSHIP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ ]   No fee required.
[X]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:

      --------------------------------------------------------------------------

(2)   Aggregate number of securities to which transaction applies:

      --------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      --------------------------------------------------------------------------

(4)   Proposed maximum aggregate value of transaction:

         $11,210,472
      --------------------------------------------------------------------------

(5)   Total fee paid:

         $2,470.65
      --------------------------------------------------------------------------

[X]   Fee paid previously with preliminary materials:        $2,470.65
                                                        -----------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount previously paid:

      --------------------------------------------------------------------------

(2)   Form, Schedule or Registration Statement No.:

      --------------------------------------------------------------------------

(3)   Filing Party:

      --------------------------------------------------------------------------

(4)   Date Filed:
                 ---------------------------------------------------------------

                    U.S. REALTY PARTNERS LIMITED PARTNERSHIP
                           C/O THE ALTMAN GROUP, INC.
                            1275 VALLEY BROOK AVENUE
                           LYNDHURST, NEW JERSEY 07071

                                 March 31, 2005

                          SUPPLEMENT TO PROXY STATEMENT

         On January 24, 2005, U.S. Realty I Corporation, a South Carolina corporation, and AIMCO Properties, L.P., a Delaware limited partnership (collectively, the "General Partners" and individually, a "General Partner"), the general partners of U.S. Realty Partners Limited Partnership, a Delaware limited partnership (the "Partnership"), furnished a proxy statement (as supplemented from time to time, the "Proxy Statement") to the holders (the "Limited Partners") of depositary unit certificates ("units") of the Partnership in connection with:

         (i) an amendment to the Partnership's agreement of limited partnership (the "Partnership Agreement") to permit sales of the Partnership's property to the General Partners or their affiliates (the "Amendment"); and

         (ii) the sale by the Partnership (the "Sale") of Twin Lakes Apartments, a 262-unit apartment complex located in Palm Harbor, Florida ("Twin Lakes"), to Twin Lakes Apartments, L.L.C., a Delaware limited liability company (the "Purchaser"). AIMCO Properties, L.P. (the "AIMCO Operating Partnership") is one of your General Partners, owns approximately 67.78% of the outstanding units, and wholly owns the Purchaser.

         This Supplement to the Proxy Statement supplements the Proxy Statement, and to the extent that information set forth in this Supplement to the Proxy Statement conflicts with any information set forth in the Proxy Statement, this Supplement to the Proxy Statement shall control. Capitalized terms used in this Supplement to the Proxy Statement but not otherwise defined in this Supplement to the Proxy Statement have the meanings ascribed thereto in the Proxy Statement.

EXTENSION OF THE PROXY STATEMENT TO MIDNIGHT, NEW YORK CITY TIME, ON APRIL 29, 2005.

         On February 14, 2005, the Partnership received an offer to purchase Twin Lakes from a Limited Partner owning approximately 1% of the outstanding units. On March 22, 2005, that same Limited Partner, together with certain other third parties, commenced a tender offer for up to 305,500 units at a price per unit of $4.25. The Partnership is evaluating the terms and conditions of the proposed offer to purchase Twin Lakes and has engaged a second appraiser, Valuation Research Corporation, to value the property in connection with this evaluation. Pursuant to federal securities laws, the Partnership will provide to the Limited Partners a statement regarding whether it recommends acceptance or rejection of the tender offer, expresses no opinion and is remaining neutral toward the tender offer, or is unable to take a position with respect to the tender offer. Following the completion of the Partnership's evaluation and the receipt of the clarifying information regarding the offer to purchase Twin Lakes, the Partnership will provide you with an additional supplement to the Proxy Statement for your consideration. In order to provide sufficient time to complete the Partnership's evaluation of the alternative offer to purchase Twin Lakes, to receive the additional information it has requested, and to prepare and deliver to you an additional supplement regarding these developments, the Proxy Statement will be extended to MIDNIGHT, NEW YORK CITY TIME, ON APRIL 29, 2005. The Proxy Statement was previously scheduled to expire at midnight, New York time, on March 31, 2005.

         As described in the Proxy Statement, the General Partners will not consummate the Sale if Limited Partners holding a majority of the units held by Unaffiliated Limited Partners object in writing to the Sale in the manner described in the Proxy Statement. The right to object is not provided in the Partnership Agreement; rather, the General Partners have voluntarily elected not to consummate the Sale if Unaffiliated Limited Partners holding more than 196,926 units, or approximately 16.12% of the outstanding units, object to the Sale in the manner described in the Proxy Statement. The General Partners have granted this right to determine whether significant opposition exists to the Sale. As of March 30, 2005, Limited Partners owning an aggregate of 81,391 of the total outstanding units have objected to the Sale, and Limited Partners owning an aggregate of 36,492 of the total outstanding units have abstained. Limited Partners must return their Notice of Objection by April 29, 2005 (unless such date is extended by the General Partners in their discretion and as described in the Proxy Statement), to the Information Agent by mail, overnight courier or facsimile and otherwise follow the instructions set forth in "Notices of Objection" on page 35 of the Proxy Statement. The Notice of Objection accompanies this Supplement to the Proxy Statement. Abstentions will not be treated as objections.

         If the Unaffiliated Limited Partners object to the Sale as described in the Proxy Statement, the Partnership will continue to operate Twin Lakes, and there can be no assurance that Twin Lakes will be operated profitably, the Partnership will make any future distributions to the Limited Partners, the Limited Partners will receive distributions equal to any future taxable income generated from operations, Twin Lakes can continue to be operated without substantial improvements, the Partnership will not default under its mortgages or other obligations, the Partnership will not lose its entire investment in Twin Lakes, or a sale of Twin Lakes on comparable or more favorable terms will be possible in the future.

         Questions and requests for assistance may be directed to the Information Agent, The Altman Group, Inc., at its address set forth below.




                            THE INFORMATION AGENT IS:

                             THE ALTMAN GROUP, INC.



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
                 By Mail:                               By Overnight Courier:                        By Hand:

         1275 Valley Brook Avenue                   1275 Valley Brook Avenue                 1275 Valley Brook Avenue
       Lyndhurst, New Jersey 07071                 Lyndhurst, New Jersey 07071             Lyndhurst, New Jersey 07071



              By Facsimile:                                                                For Information please call:

             (201) 460-0050                                                                  TOLL FREE (800) 217-9608



                    U.S. REALTY PARTNERS LIMITED PARTNERSHIP
                           C/O THE ALTMAN GROUP, INC.
                            1275 VALLEY BROOK AVENUE
                           LYNDHURST, NEW JERSEY 07071

                               NOTICE OF OBJECTION

         The undersigned, a limited partner of U.S. Realty Partners Limited
Partnership (the "Partnership"), and the holder of units, acting with respect to all of the units owned by the undersigned, hereby:

                           [__] OBJECTS [__] Abstains

with respect to the Sale by the Partnership of one of its apartment complexes known as Twin Lakes Apartments, located in Palm Harbor, Florida.

         THIS NOTICE OF OBJECTION IS BEING FURNISHED BY U.S. REALTY I
CORPORATION AND AIMCO PROPERTIES, L.P., THE GENERAL PARTNERS OF THE PARTNERSHIP.

         IF NO ELECTION IS SPECIFIED WITH RESPECT TO THE PROPOSAL, AN OTHERWISE
PROPERLY COMPLETED AND SIGNED NOTICE OF OBJECTION WILL NOT BE DEEMED TO BE AN
OBJECTION TO THE PROPOSAL.

         The undersigned hereby acknowledges receipt of the Proxy Statement dated January 24, 2005, the Supplement to the Proxy Statement dated February 14,
2005, the Supplement to the Proxy Statement dated March 1, 2005, and the
Supplement to the Proxy Statement dated March 31, 2005. Capitalized terms used in this Notice of Objection and not defined herein have the meanings set forth in the Proxy Statement.

         A fully completed, signed and dated copy of this Notice of Objection should be sent to The Altman Group, Inc., by mail at 1275 Valley Brook Avenue,
Lyndhurst, New Jersey 07071, or by fax at (201) 460-0050, no later than midnight, New York City time, on April 29, 2005, unless the Expiration Date is extended by the general partners.

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
Dated:                                                    By:
      --------------------------------                       -------------------------------------------

                                                          -----------------------------------------------
                                                          Please Print Name

Please sign exactly as you hold your units. When signing as an attorney-in-fact, executor, administrator, trustee or guardian, please give your full title. If an interest is jointly held, each holder should sign. If a corporation, please sign in full corporate name by a duly authorized officer. If a partnership, please sign in partnership name by a duly authorized person.